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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): APRIL 3, 2007


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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            DELAWARE                               000-21139                            38-3185711
(State or other jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
         incorporation)
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              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)


                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01  OTHER EVENTS

On April 3, 2007, the Company announced that as a continuation of the company's strategic restructuring initiative called 50-cubed, it is proposing to close the following four manufacturing facilities: Brownstown, Indiana; Bracebridge, Ontario; Hannibal South, Missouri; and Selinsgrove, Pennsylvania. These facilities are planned to close by the end of 2007. Also, the Company announced its intention to sell its jack business, and its hinge and latch business. The proposed divestitures will include the sale of the facilities in Butler, Indiana, and Mancelona, Michigan. Further details are contained in the press release attached hereto as Exhibit 99.1to this Current Report on Form 8-K which is furnished pursuant to this Item 8.01.

The Company has also determined that it is no longer seeking strategic alternatives for its Rotenberg, Germany, facility.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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                               DURA AUTOMOTIVE SYSTEMS, INC.


Date:  April 3, 2007           By: /s/ David L. Harbert
                                   ---------------------
                                   David L. Harbert
                                   Vice President, Chief Financial Officer
                                   (principal accounting and financial officer)
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                                INDEX TO EXHIBITS

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EXHIBIT NO.                DESCRIPTION
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99.1                       Press release dated April 3, 2007, announcing the
                           proposed closing of four DURA Automotive Systems, Inc.'s manufacturing facility by the end of 2007, and its intention to sell its jack business, and its hinge and latch business. The proposed divestitures will include the sale of the facilities in Butler, Indiana, and Mancelona, Michigan.
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